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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 11, 2003

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-31465             35-2164875
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)         Number)           Identification No.)


        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                      77002
 (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On July 11, 2003, Natural Resource Partners L.P. (NYSE: NRP) closed its previously announced acquisition of approximately 78 million tons of proven coal reserves and an overriding royalty interest on additional coal from subsidiaries of PinnOak Resources, LLC for $58 million. NRP will lease these reserves back to other subsidiaries of PinnOak Resources that will mine the reserves and pay royalties to NRP. The overriding royalty interest will be paid to NRP on third party coal mined and processed by PinnOak Resources through its preparation plants on these properties, which is anticipated to be at least 36 million tons.

The transaction was initially funded through the Partnership's existing credit facility. On September 19, 2003, $50 million of the borrowings will be converted to long term debt in connection with the Partnership's commitment to issue additional senior notes as described in its press release dated June 20, 2003.

The properties consist of coal reserves at two separate mine complexes: the Pinnacle mine in Pineville, West Virginia and the Oak Grove mine near Birmingham, Alabama. PinnOak Resources produces low volatile metallurgical coal from these longwall mines and has onsite preparation plants. Over 85% of the current production is under contract for use primarily by the steel industry both domestically and abroad, including approximately 35% contracted to United States Steel Corporation and a similar amount slated for export.

PinnOak Resources, LLC is jointly owned by Benjamin M. Statler L.L.C. and Questor Partners Funds, a private equity group. PinnOak Resources was formed for the purpose of acquiring these assets and mines from United States Steel.

NRP has filed the press release announcing the acquisition as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description

10.1 Purchase and Sale Agreement by and among PinnOak Resources, LLC, Pinnacle Land Company, LLC,
                        Oak Grove Land Company, LLC and WPP LLC, dated June 30, 2003

99.1                    Press release dated July 14, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATURAL RESOURCE PARTNERS L.P.
                                       (Registrant)

                                       By:  NRP (GP) LP
                                            its General Partner

                                       By:  GP Natural Resource Partners LLC
                                            its General Partner

                                            /s/ Wyatt L. Hogan
                                            -----------------------------------
                                            Wyatt L. Hogan
                                            Vice President and General Counsel

Dated: July 14, 2003

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                                  EXHIBIT INDEX


Exhibit No.             Description

10.1 Purchase and Sale Agreement by and among PinnOak Resources, LLC, Pinnacle Land Company, LLC,
                        Oak Grove Land Company, LLC and WPP LLC, dated June 30, 2003

99.1                    Press release dated July 14, 2003